                                                                      Exhibit 22

                              SUBSIDIARY LISTING

Name of Subsidiary                                 Jurisdiction of Incorporation
------------------                                 -----------------------------

ASC of Brownsville, Inc.                                      Delaware

ASC of Corona, Inc.                                           California

ASC of Hammond, Inc.                                          Delaware

ASC of Las Vegas, Inc.                                        Nevada

ASC of Littleton, Inc.                                        Colorado

ASC of Midwest City, Inc.                                     Oklahoma

ASC of New Albany, Inc.                                       Indiana

ASC of Orangeburg, Inc.                                       Delaware

ASC of Palm Springs, Inc.                                     California

ASC of Ponca City, Inc.                                       Oklahoma

ASC of Reno, Inc.                                             Nevada

ASC of Springfield, Inc.                                      Missouri

ASC of St. George, Inc.                                       Utah

Aiken Regional Medical Centers, Inc.                          South Carolina

Ambulatory Surgery Center of Brownsville, L.P.                Delaware

Ambulatory Surgery Center or Orangeburg, L.L.C.               Delaware

Arbour Elder Services, Inc.                                   Massachusetts

Arkansas Surgery Center of Fayetteville, L.P.                 Arkansas

Auburn Regional Medical Center, Inc.                          Washington

Bluegrass Regional Cancer Center, L.L.P.                      Kentucky

Bowling Green Radiation Therapy, LLP                          Kentucky

Capitol Radiation Therapy, L.L.P.                             Kentucky

Central Montgomery Medical Center, L.L.C.                     Pennsylvania

Name of Subsidiary                                     Jurisdiction of Incorporation
------------------                                     -----------------------------
Chalmette Medical Center, Inc.                                   Louisiana

Children's Reach, L.L.C.                                         Pennsylvania

Choate Health Management, Inc.                                   Massachusetts

Cie Financiere & Immobiliere Medicale                            France

Clinic Management Services                                       France

Clinique Andre Pare                                              France

Clinique Bon Secours                                             France

Clinique de Bercy                                                France

Clinique Investissement                                          France

Clinique Pasteur                                                 France

Clinique Richelieu                                               France

Clinique Saint Augustin                                          France

Comprehensive Occupational and Clinical Health, Inc.             Delaware

C.S.J.                                                           France

Danville Radiation Therapy, L.L.P.                               Kentucky

Del Amo Hospital, Inc.                                           California

District Hospital Partners, L.P.                                 District of Columbia

Doctors' Hospital of Shreveport, Inc.                            Louisiana

Eye West Laser Vision, L.P.                                      Delaware

Fonciere G                                                       France

Forest View Psychiatric Hospital, Inc.                           Michigan

Fort Duncan Medical Center, Inc.                                 Delaware

Fort Duncan Medical Center, L.P.                                 Delaware

G. V. I.                                                         France

Glen Oaks Hospital, Inc.                                         Texas

Name of Subsidiary                                       Jurisdiction of Incorporation
------------------                                       -----------------------------
Gravelle Bercy                                                      France

HRI Clinics, Inc.                                                   Massachusetts

HRI Hospital, Inc.                                                  Massachusetts

Health Care Finance & Construction Corp.                            Delaware

Holding Saint Augustin                                              France

Hope Square Surgical Center, L.P.                                   Delaware

Immobliere Bon Secours                                              France

Immobliere de la Clinique Richelieu                                 France

Immobliere Saint Augustin                                           France

Inland Valley Regional Medical Center, Inc.                         California

Internal Medicine Associates of Doctors' Hospital, Inc.             Louisiana

La Amistad Residential Treatment Center, Inc.                       Florida

Laredo Holdings, Inc.                                               Delaware

Laredo Regional Medical Center, L.P.                                Delaware

Laredo Regional, Inc.                                               Delaware

Madison Radiation Oncology Associates, L.L.C.                       Indiana

Maison de Sante Pasteur                                             France

Manatee Memorial Hospital, L.P.                                     Delaware

McAllen Holdings, Inc.                                              Delaware

McAllen Hospitals, L.P.                                             Delaware

McAllen Medical Center, Inc.                                        Delaware

McAllen Medical Center Physicians Group, Inc.                       Texas

Medi-Partenaires SAS                                                France

Meridell Achievement Center, Inc.                                   Texas

Merion Building Management, Inc.                                    Delaware

Nevada Radiation Oncology Center-West, L.L.C.                       Nevada

Name of Subsidiary                                         Jurisdiction of Incorporation
------------------                                         -----------------------------
New Albany Outpatient Surgery, L.P.                                   Delaware

Northern Nevada Ambulatory Surgical Center, L.L.C.                    Nevada

Northern Nevada Medical Center, L.P.                                  Delaware

Northwest Texas Healthcare System, Inc.                               Texas

Northwest Texas Surgical Hospital, L.L.C.                             Texas

Nouvelle Clinique Villette                                            France

Oasis Health Systems, L.L.C.                                          Nevada

Plaza Surgery Center Limited Partnership                              Nevada

Polyclinique Saint Jean                                               France

Professional Probation Services, Inc.                                 Georgia

Professional Surgery Corporation of Arkansas                          Arkansas

Pueblo Medical Center, Inc.                                           Nevada

RCW of Edmond, Inc.                                                   Oklahoma

Radiation Therapy Associates of California, L.L.C.                    California

Relational Therapy Clinic, Inc.                                       Louisiana

Renaissance Women's Center of Austin, L.L.C.                          Texas

Renaissance Women's Center of Edmond, L.L.C.                          Oklahoma

River Crest Hospital, Inc.                                            Texas

River Oaks, Inc.                                                      Louisiana

River Parishes Internal Medicine, Inc.                                Louisiana

Sante Finance SA                                                      France

Sante Investissment                                                   France

Sante Parteniers S.a.r.l.                                             Luxembourg

Socrate                                                               France

Name of Subsidiary                                           Jurisdiction of Incorporation
------------------                                           -----------------------------
Southern Indiana Radiation Oncology Associates, L.L.C.                  Indiana

Sparks Family Hospital, Inc.                                            Nevada

St. George Surgical Center, L.P.                                        Delaware

St. Louis Behavioral Medicine Institute, Inc.                           Missouri

Ste Nille D'Exploitation de la Clinique                                 France
Cardiologique D'Aressy

Summerlin Hospital Medical Center, L.L.C.                               Delaware

Summerlin Hospital Medical Center, L.P.                                 Delaware

Surgery Center of Corona, L.P.                                          Delaware

Surgery Center of Hammond, L.L.C.                                       Delaware

Surgery Center of Littleton, L.P.                                       Delaware

Surgery Center of Midwest City, L.P.                                    Delaware

Surgery Center of Ponca City, L.P.                                      Delaware

Surgery Center of Springfield, L.P.                                     Delaware

Surgery Center of Waltham, Limited Partnership                          Massachusetts

The Alliance for Creative Development, Inc.                             Pennsylvania

The Arbour, Inc.                                                        Massachusetts

The Bridgeway, Inc.                                                     Arkansas

The Pavilion Foundation                                                 Illinois

Tonopah Health Services, Inc.                                           Nevada

Trenton Street Corporation                                              Texas

Turning Point Care Center, Inc.                                         Georgia

Two Rivers Psychiatric Hospital, Inc.                                   Delaware

UHS Advisory, Inc.                                                      Delaware

Name of Subsidiary                                      Jurisdiction of Incorporation
------------------                                      -----------------------------
UHS Broadlane Holdings L.P.                                        Delaware

UHS Health Partners S.a.r.l.                                       Luxembourg

UHS Holding Company, Inc.                                          Nevada

UHS International, Inc.                                            Delaware

UHS Ireland Limited                                                Ireland

UHS Las Vegas Properties, Inc.                                     Nevada

UHS Managed Care Operations, L.L.C.                                Pennsylvania

UHS Midwest Center for Youth and Families, Inc.                    Indiana

UHS Receivables Corp.                                              Delaware

UHS Recovery Foundation, Inc.                                      Pennsylvania

UHS of Anchor, L.P.                                                Delaware

UHS of Belmont, Inc.                                               Delaware

UHS of Bradenton, Inc.                                             Florida

UHS of D.C., Inc.                                                  Delaware

UHS of Delaware, Inc.                                              Delaware

UHS of Eagle Pass, Inc.                                            Delaware

UHS of Fairmount, Inc.                                             Delaware

UHS of Fayetteville, Inc.                                          Arkansas

UHS of Florida, Inc.                                               Florida

UHS of Fuller, Inc.                                                Massachusetts

UHS of Georgia Holdings, Inc.                                      Delaware

UHS of Georgia, Inc.                                               Delaware

UHS of Greenville, Inc.                                            Delaware

UHS of Hampton Learning Center, Inc.                               New Jersey

Name of Subsidiary                                 Jurisdiction of Incorporation
------------------                                 -----------------------------

UHS of Hampton, Inc.                                          New Jersey

UHS of Hartgrove, Inc.                                        Illinois

UHS of Lakeside, Inc.                                         Delaware

UHS of Laurel Heights, L.P.                                   Delaware

UHS of Manatee, Inc.                                          Florida

UHS of New Orleans, Inc.                                      Louisiana

UHS of Odessa, Inc.                                           Texas

UHS of Oklahoma, Inc.                                         Oklahoma

UHS of Palmdale, Inc.                                         Delaware

UHS of Parkwood, Inc.                                         Delaware

UHS of Peachford, L.P.                                        Delaware

UHS of Pennsylvania, Inc.                                     Pennsylvania

UHS of Provo Canyon, Inc.                                     Delaware

UHS of Puerto Rico, Inc.                                      Delaware

UHS of Ridge, Inc.                                            Delaware

UHS of River Parishes, Inc.                                   Louisiana

UHS of Rockford, Inc.                                         Delaware

UHS of Talbot, L.P.                                           Delaware

UHS of Timberlawn, Inc.                                       Texas

UHS of Waltham, Inc.                                          Massachusetts

UHS of Westwood Pembroke, Inc.                                Massachusetts

UHSMS, Inc.                                                   Delaware

UHSR Corporation                                              Delaware

Universal Community Behavioral Health, Inc.                   Pennsylvania

Universal Health Network, Inc.                                Nevada

Name of Subsidiary                                     Jurisdiction of Incorporation
------------------                                     -----------------------------
Universal Health Pennsylvania Properties, Inc.                   Pennsylvania

Universal Health Recovery Centers, Inc.                          Pennsylvania

Universal Health Services of Cedar Hill, Inc.                    Texas

Universal Health Services of Concord, Inc.                       California

Universal Health Services of Palmdale, Inc.                      Delaware

Universal Health Services of Rancho Springs, Inc.                California

Universal Probation Services, Inc.                               Georgia

Universal Treatment Centers, Inc.                                Delaware

Valley Health System, L.L.C.                                     Delaware

Valley Hospital Medical Center, Inc.                             Nevada

Valley Surgery Center, L.P.                                      Delaware

Victoria Regional Medical Center, Inc.                           Texas

Vista Diagnostic Center, L.L.C.                                  Nevada

Wellington Physician Alliances, Inc.                             Florida

Wellington Regional Health &                                     Florida
Education Foundation, Inc.

Wellington Regional Medical Center Incorporated                  Florida